Exhibit 99.1

EMPLOYERS®

America's small business insurance specialist.®

EIG LISTED NYSE

Employers Holdings, Inc.
Investor Presentation
June, 2009

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Overview
Business
• Specialty provider of workers’ compensation
 insurance
• Coverage required by statute
 Ш Medical, temporary/permanent indemnity, death
Geographic
• 30 states with concentrations in CA, FL, WI and NV
 Ш Unique markets by state and area
Customers
• Small “main street” businesses
 Ш Small business accounts for over 70% of new jobs
• Low-to-medium hazard exposure industries
 Ш Top classes include restaurants, physicians, dentists,
 clerical, retail stores
• Distribution through agents and strategic partners
$45 billion
per year
industry
(2008, A.M. Best)
Highly
focused
business
model
Operate in
74% of total
market
(2008, A.M. Best)

EMPLOYERS®
America's small business insurance specialist.®

FOCUS

- Target attractive, underserved small business market
- Maintain disciplined risk selection, underwriting, pricing and claims operations
- Focus on underwriting profitability

GROWTH

- Selectively expand into additional markets
- Increase penetration in current markets
- Leverage infrastructure, technology and systems
- Develop existing and new distribution partners

CAPITAL

- Manage capital prudently
- Invest in core operations
- Invest in strategic acquisitions
- Return capital to shareholders

EIG LISTED NYSE

Key Strategies

EMPLOYERS®
America's small business insurance specialist.®

Selectively Expanding Footprint

ME
NH
NY
RI
WI
MI

3.4%
3.4%
4.0%
4.2%
5.1%
5.6%
8.5%
9.9%
40.3%
15.6%

Direct Premiums Written (%) at 3/31/09

EIG LISTED NYSE

2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
PA
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
MS
VT
NJ
DE
2008
1913 - 1999
State WC
fund in NV
2000
Privatization
2007
Demutualization
and IPO - entry
into FL, IL and
OR
2002
Acquisition,
book of
business in
CA, UT, ID,
MT, CO
2005
Formation of
mutual hold co
2008
Acquisition of
AmCOMP
Incorporated,
entry into IA
2006 Entry
into TX, AZ
NV
GA
TN
TX
Other
WI
FL
CA
IL
IN
GA

EMPLOYERS®
America's small business insurance specialist.®

175
150
125
100
75
50
25
0
$5
$4
$3
$2
$1
$0
11
0.22
46.1
0.92
72.8
1.46
93.8
1.88
152.2
3.04
102.2
1.98
83.4
1.69
16.5
2002
2003
2004
2005
2006
2007
2008
Q1 2009
Net Income Before LPT
EPS Before LPT

EIG
LISTED
NYSE

Continuing Profits
Net Income Before LPT 2002 - 2008 CAGR = 40%
$ million
NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
0.34

EMPLOYERS®
America's small business insurance specialist.®

$20
$15
$10
$5
$0
30%
25%
20%
15%
10%
5%
0%
14.94
16.21
17.43
18.26
3.2%
11.9%
15.5%
16.7%
22.5%
13.2%
10.1%
9.4%
2002
2003
2004
2005
2006
2007
2008
Q 1 2009
Adjusted Book Value per Share
Return on Average Adjusted Equity

EIG
LISTED
NYSE

Return on Average Adjusted Equity, Increasing Book
Value per Share
NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
 Return on Average Equity includes deferred gain related to the LPT - equity in the ROE calculation is averaged for the period
Trailing
12
Months
ROAAE

EMPLOYERS®
America's small business insurance specialist.®

Economic contraction, competition

Regulatory, legislative, pricing

Acquisition: achieving strategic gains

EIG LISTED NYSE

Update

EMPLOYERS®
America's small business insurance specialist.®

Acquisition Outcomes

Excellent strategic fit – small business focus

Improved scale
- From 11 to 30 states
- More geographically diversified – at Q1 2009, CA is only 40% of direct written premium

Immediate growth in premium volume
- 58% increase in NPW (Q 1 2009 vs. Q 1 2008)
- Estimated annual premium growth largest in WI, IL, GA (Q 1 2009)

Financial benefits
- Investment spend of $189 million for operations
- Deployed capital in core assets with history of profits

Financial benefits (cont.)
- $12 million pre-tax savings, 2009
- $20 to $22 million savings, 2010

Integration on Track
- People
- Branches
- Business

EIG
LISTED
NYSE

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

PEOPLE
• Senior management staffing changes implemented
• 14% staff reduction underway
BRANCHES
• Consolidating corporate functions into corporate headquarters
 – Centralizing support functions of 18 branch offices
• Field organization in place
 – 5 business units
• Complete rebranding of 9 acquired branch offices
• Opened Charlotte Customer Service Support Center, centralizing call/imaging/mail center on the East Coast for improved customer service and operational efficiencies
BUSINESS
• Underwriting quality
 – Reviewed 20 to 30 largest accounts in each branch
 – Established quality assurance function with common underwriting requirements and processes
• Claims
 – Conversion of claims system partially implemented and to be completed in early 2010
 – Consolidated Florida claims handling in Maitland
• Loss Control
 – Loss control technical manual revised consistent with strategy in coordination with Underwriting and Claims
Integration on Track

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Risk Selection
Expertise
Strong Underwriting
Culture
Focused Guidelines
and Consistent
Automated Approach
Disciplined
Underwriting
Pricing of Individual
Risks
Local Knowledge
Disciplined Underwriting

EMPLOYERS®
America's small business insurance specialist.®

4%
11%
9%
13%
24%
39%
Hazard Group A
Hazard Group B
Hazard Group C
Hazard Group D
Hazard Group E
Hazard Group F
Hazard Group G

EIG
LISTED
NYSE

Disciplined Risk Selection
Lower
Risk
Higher
Risk
EMPLOYERS = 87% of
Premiums Written,
Hazard Groups A - D
% of Premiums Written, 12/31/08
C	Physicians and Clerical	6.8
A	Restaurants	6.5
B	Wholesale Stores	5.1
B	Retail Stores	2.9
B	College Employees	2.7
C	Clothing Manufacturers	2.6
D	Automobile Services	2.3
C	Clerical	2.2
D	Machine Shops	2.0
C	Retail Grocery/Provisions Stores	1.8
	Total Top 10	34.9
Top 10 Classes
in 2008
NCCI
Hazard
Group
% Direct Written
Premium
Further Differentiate Risks within Industry-defined Customer Classes

EMPLOYERS®
America's small business insurance specialist.®

In-house medical management staff

- Coordinate care and manage medical costs
- URAC accreditation in case management and utilization review

Comprehensive fraud program

- $4.2 million savings in 2008

Rigorous quality assurance processes

- Ensure compliance with best practices and regulatory requirements

Dedicated subrogation unit

- Recoveries over $3.9 million in 2008

Pharmacy benefit management program

- Savings over $2.9 million in 2008

Claims professionals average over a decade of experience

EIG LISTED NYSE

Superior Claims Management

EMPLOYERS®
America's small business insurance specialist.®

100%
75%
50%
25%
0%
75.2%
56.4%
61.4%
58.3%
37.9%
46.5%
47.1%
56.9%
2002
2003
2004
2005
2006
2007
2008
Q 1 2009
Losses & LAE (before LPT)
Industry Losses & LAE Ratio

EIG LISTED NYSE

Delivering Superior Loss Ratios
Consistently Lower Loss and LAE Ratios than the Industry
A.M. Best, “Aggregates and Averages”

EMPLOYERS®

America's small business insurance specialist.®

- ADP
- Wellpoint
- E-chx / Granite
- Intego Services
- Wells Fargo
- Telepayroll

EIG LISTED NYSE

Independent Agents and Brokers
Strategic Partnerships
Unique Distribution Network
Industry Focused
• California Restaurant
 Association provider of choice
• California Medical Association
 sponsorship
• NFIB (National Federation of
 Independent Businesses)

• Over 1,900 in place
• Strong relationships
 with agents
Physicians and restaurants
are our top two classes of
customers

EMPLOYERS®

America's small business insurance specialist.®

Provide
- a distribution advantage by expanding market reach and providing local knowledge

Result
- in high persistency

Contribute
- about 15% of direct premiums written

Partner	Description
ADP (Automatic Data Processing, Inc.)	Largest payroll services company in the US with over 45,000 clients Program since 2002 – business originates with ADP's field sales staff and insurance agency with "Pay-by-Pay®" premium collection
Anthem	Largest group health carrier in CA – exclusive relationship – use medical provider network Partner since 2002 – business originated by health agents with a single bill to customers
Granite Insurance Brokers / E-chx, Inc. Payroll Solutions	Specialty provider of payroll services / insurance broker Partner since Q 4 2006, expanded alliance in 2008
INTEGO	Provider of insurance software services Partner since Q 4 2007
WELLS FARGO	Small business payroll services Partner since Q 2 2008
Telepayroll.com, Inc.	Online payroll services and payment processing One of the largest independent payroll processors in Southern CA Partner since Q 1 2009

EIG LISTED NYSE

Increasing Points of Access
Strategic Partnerships

EMPLOYERS®

America's small business insurance specialist.®

100%
90%
80%
70%
60%
50%
2005
2006
2007
2008
Q 1 2009
Overall retention
Strategic Markets

EIG
LISTED
NYSE

Strong Retention Rates
Strategic Partnerships Result in Consistently Higher Retention Rates

EMPLOYERS®
America's small business insurance specialist.®

700
600
500
400
300
200
100
0
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2002
2003
2004
2005
2006
2007
2008
Q 1 2009
In Force Policies
Net Premiums Written

EIG LISTED NYSE

$ million
# policies
NPW 2002 - 2008 CAGR, 9%
Policy Count 2002 - 2008 CAGR,12%
• Substantive M & A growth
• Responsible, strong in force policy
 growth
 — 33.2% increase (3/31/08 to 3/31/09)
• Maintaining underwriting discipline
Increasing Market Penetration - Unit Count
Purchased
Fremont Book
of Business
Purchased
AmCOMP
Incorporated

EMPLOYERS®
America's small business insurance specialist.®

800
600
400
200
0
215
339
431
531
640
698
578
587
'02 - '08 CAGR = 18%
Financial Strength Rating of
A- (Excellent) by A.M. Best
2002
2003
2004
2005
2006
2007
2008
Q 1 2009

EIG LISTED NYSE

Strong Capital Position
($ million)
.8 to 1
NPW/Statutory
Surplus Ratio
$355 million
extraordinary
dividends to
parent in 2008
Strong Growth in Statutory Surplus Provides a Solid Basis for Underwriting

EMPLOYERS®
America's small business insurance specialist.®

Retroactive 100% quota share reinsurance coverage for all losses prior to 7/1/95

Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

Non-recurring transaction with no ongoing cash benefits or charges to current operations

3 Reinsurers: ACE, Berkshire (NICO), XL
Fully collateralized under agreement: largely cash/short-term, U. S. treasuries; and Wells Fargo stock

EIG
LISTED
NYSE

Loss Portfolio Transfer (LPT)
Contract
($ million)
Total Coverage	$2,000

Original Reserves (Liabilities) Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 3/31/09	$602.5
Accounting at 3/31/09
($ million)
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(200.3)

GAAP: Deferred Reinsurance Gain - LPT Agreement	$402.2
 Youngest claim is 14 years old - 3,656 claims open as of
 3/31/09 with 5% closing each year
 Remaining liabilities at 3/31/09: $920 million

EMPLOYERS®
America's small business insurance specialist.®

Equities
2.6%
U.S. Treasury Securities
7.5%
U.S. Agency Securities
7.1%
Asset-backed Securities
0.8%
Commercial Mortgage-backed Securities
2.0%
Mortgage-backed Securities
15.5%
Tax-exempt Municipal Securities
49.4%
Corporate Securities
15.1%

- Approximately 80% AA rated
- Book yield of 4.7%
- Tax equivalent book yield of 5.6%
- Effective duration of 4.97
- 2008: added $418 million acquired assets
- Managed by Conning Asset Management
- Minimal impacts during challenging markets
  - Q 1 2009 OTTI of $1.8 million
  - 2008 OTTI of $12.7 million

EIG
LISTED
NYSE

High Quality Investment Portfolio
Portfolio at 3/31/09
$2.08 billion fair market value

EMPLOYERS®
America's small business insurance specialist.®

Quarterly evaluation of prior year reserves and current year loss picks

Consider point estimate of independent consulting actuary
- Twice annually

Results from senior management to Board Audit Committee

OUTLOOK:
- Going forward, we expect current AY loss provision rates to be closer to consulting actuary estimates

$69.2
$37.6
$78.1
$107.1
$60.0
$71.7
$13.5
2003
2004
2005
2006
2007
2008
Q 1 2009

EIG
LISTED
NYSE

History of Reserve Strength
Reserve Review
Reserve Development
Net reserves for workers’ compensation industry estimated to be deficient by $6 billion at 12/31/08 (1)
(1) NCCI, “2009 State of the Line”
Net Calendar Year Reserve Releases for
Prior Accident Years ($ million)
Track Record of Reserve Strength

EMPLOYERS®
America's small business insurance specialist.®

Maintain a high quality reinsurance program

Focus on select small business provides a natural dispersion of exposure across markets

Long-term relationships with lead reinsurers

100% rated A or better

Priced annually, effective 7/1/2008

Limits of $200M

Retention of $5M

Catastrophe excess of loss includes maximum any one life of $10M

Includes terrorism, excludes nuclear, biological, chemical, and radiological

EIG LISTED NYSE

High Quality Reinsurance
Program Structure
Reinsurance Management

EMPLOYERS®

America's small business insurance specialist.®

Generating capital

Redeploying capital in profitable operations

Cost containment

$0.24 per share or approximately $12 million per year – future dividends subject to Board approval

2008 Stock Repurchase Program: 2.4 million shares repurchased at 3/31/09, average price = $12.31 per share

Since the IPO (02/05/07), repurchased 6.3 million shares, average price = $16.56 per share

EIG LISTED NYSE

Prudent Capital Management
Dividends
Share
Repurchases
Investing in the Future
Returning Capital to Shareholders
Holding Company Flexibility
 $80 million in cash
 $18 million in additional upstream dividends in 2009
Over $200 million in fixed maturities
(Over $100 million in maturing securities over the next year at operating subsidiaries)
 Investing in operations
 Investing in securities
 Acquisition equity value of
 $189 million
 $150 million Wells Fargo
 secured line of credit
 2008 operating expenses flat (vs.
 2007); Q1 2009 expenses down,
 excluding acquired operations and
 restructuring/integration costs
 14% staff reduction,
 consolidation of functions
 Extensive budget review

EMPLOYERS®
America's small business insurance specialist.®

Calendar Year Combined Ratio Before the LPT
24.6%
9.4%
75.2%
19.0%
18.9%
56.4%
16.0%
13.5%
61.4%
16.0%
10.7%
58.3%
22.3%
12.3%
37.9%
26.3%
12.8%
46.5%
31.1%
13.3%
47.1%
34.5%
12.2%
56.9%
2002
2003
2004
2005
2006
2007
2008
Q1 2009
Underwriting & Other Operating Expense Ratio
Commission Expense Ratio
Loss & LAE Ratio Before the LPT

EIG LISTED NYSE

Consistently Profitable Underwriting
Underwriting model targets a
100% combined ratio and a 12-
13% return on a premium dollar
NOTE: LPT percentages include reserve adjustments
84.9%
72.6%
85.6%
(LPT is 10%)
(LPT is 4.9%)
(LPT is 5.2%)

(LPT is 12%)
(LPT is 16.8%)
(LPT is 5.5%)
109.2%
94.3%
90.9%
91.5%
(LPT is 5.6%)
103.6%
(LPT is 3.9%)
Non-recurring
integration /
restructuring
charges
added 3.4
points to Q 1
2009 expense
ratio
Expense ratio
on level net
earned
premium and
excluding non
-recurring
charges
would be
approximately
27.1% (see
Appendix for
calculation)

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Income Statement ($ million)	2005	2006	2007	2008	Q1 2009
Gross Written Premium	$ 458.7	$ 401.8	$ 350.7	$ 322.9	$ 128.1
Net Written Premium	439.7	387.2	338.6	312.8	124.7
Net Earned Premium	438.3	393.0	346.9	328.9	111.6
Net Investment Income	54.4	68.2	78.6	78.1	23.3
Net Income	137.6	171.6	120.3	101.8	20.9
Net Income Before LPT	93.8	152.2	102.2	83.4	16.5
Balance Sheet ($ million)	2005	2006	2007	2008	Q1 2009
Total Investments	$ 1,595.8	$ 1,715.7	$ 1,726.3	$ 2,042.9	$ 2,083.2
Cash and Cash Equivalents	61.1	80.0	149.7	202.9	190.4
Total Assets	3,094.2	3,195.7	3,191.2	3,756.7	3,764.8
Reserves for Loss and LAE	2,350.0	2,307.8	2,269.7	2,506.5	2,494.6
Shareholders’ Equity	144.6	303.8	379.5	444.7	459.9
Equity Including LPT Deferred Gain	607.0	746.8	804.5	851.3	862.2
Selected Operating Results

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Summary of Financial Strength
Strong
Underwriting
Leverage
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
.8 to 1 Surplus to
NPW at 3/31/09
$2 billion - over 97%
invested in fixed
maturities with average
rating AA
Track record of
reserve strength:
since IPO, $145
million favorable
prior AY reserve
development as of
3/3109
Coverage up to
$200 million loss

Key Strengths
• Established enterprise with consistently strong performance - 96 year operating history
• Focused operations and disciplined underwriting - attractive, underserved target market segment with growth opportunities
• Unique and long-standing strategic distribution relationships - resulting in higher retention
• Financial strength and flexibility - strong balance sheet, conservative reserving, negligible asset exposure to recent sub-prime market dislocations
• Experienced management team with deep knowledge of workers’
 compensation - average 26 years experience with the ability to manage through challenging operating conditions

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS®

EIG
LISTED
NYSE

Douglas D. Dirks
Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Martin Welch
President and Chief Operating Officer of our Insurance Companies

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
10375 Professional Circle
Reno, NV 89521
(775) 327-2700

Stock Ownership Limitations
• As a reminder to investors, Employers Holdings, Inc. (“EIG”) owns several insurance companies, domiciled in several different states. These wholly-owned insurers are regulated by insurance commissioners and are subject to the statutes and regulations of the various states where they are domiciled and authorized to transact insurance. As a result, EIG has the following stock ownership limitations, which must be satisfied prior to certain stock transactions.
• For a period of five years following the effective date of the Plan of Conversion of EIG, which is February 5, 2007, no person may directly or indirectly acquire or offer to acquire in any manner beneficial ownership of 5% or more of any class of EIG’s voting securities without the prior approval by the Nevada Commissioner of Insurance of an application for acquisition under Section
 693A.500 of the Nevada Revised Statutes.
• Under Nevada insurance law, the Nevada Commissioner of Insurance may not approve an application for such acquisition unless the Commissioner finds that (1) the acquisition will not frustrate the plan of conversion as approved by our members and the
 Commissioner, (2) the board of directors of Employers Insurance Company of Nevada has approved the acquisition or extraordinary circumstances not contemplated in the plan of conversion have arisen which would warrant approval of the acquisition, and (3) the acquisition is consistent with the purpose of relevant Nevada insurance statutes to permit conversions on terms and conditions that are fair and equitable to the members eligible to receive consideration.
• Furthermore, any person or entity who individually or together with an affiliate (as defined by applicable law) seeks to directly or indirectly acquire in any manner, at any time, beneficial ownership of 5% or more of any class of EIG’s voting securities, will be subject to certain requirements, including the prior approval of the proposed acquisition by certain state insurance regulators, depending upon the circumstances involved. Any such acquisition without prior satisfaction of applicable regulatory requirements may be deemed void under state law.

Safe Harbor Disclosure
This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2008, our Form 10-Q for the first quarter of 2009 and our Forms 8-K filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2008, our Form 10-Q for the first quarter of 2009 and our Forms 8-K filed with the Securities and Exchange Commission (SEC) and available in the
“Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”,
"should”, "could" or "may”. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.

Any forward-looking statements made in this presentation reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2009 EMPLOYERS. All rights reserved. EMPLOYERS® and America’s small business insurance specialist.® are registered trademarks of Employers Insurance
Company of Nevada. Employers Holdings, Inc. is a holding company with subsidiaries that are specialty providers of workers’ compensation insurance and services focused on select, small businesses engaged in low to medium hazard industries. The company, through its subsidiaries, operates in 30 states. Insurance subsidiaries include
Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, and Employers Assurance Company, all
rated A- (Excellent) by A.M. Best Company. Employers Preferred Insurance Company and Employers Assurance Company are also known as AmCOMP Preferred Insurance
Company and AmCOMP Assurance Corporation in some jurisdictions. Additional information can be found at: http://www.employers.com.

EMPLOYERS®

America's small business insurance specialist.®

EIG LISTED NYSE

Appendix

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Organization
Employers Holdings, Inc.
Employers
Insurance
Company
of Nevada
Employers
Compensation
Insurance
Company
Employers
Preferred
Insurance
Company
Employers
Occupational
Health, Inc.
Employers
Assurance
Company
Elite
Insurance
Services
EIG Services,
Inc.
Pinnacle
Benefits, Inc.
AmSERV,
Inc.
Employers Group, Inc.

COMPUTATION OF ADJUSTED EXPENSE RATIO ON LEVEL PREMIUMS

	Three Months		Three Months
	Ending		Ending
	3/31/2008		3/31/2009
	(millions)
Earned Premium
Employers	$ 75.8		$ 111.6
Acquired operations	52.2		-
	128.0	D	111.6	A

Underwriting & Other Operating Expenses	41.7		36.5
Policyholder Dividends	2.4		2.0

Total Expenses	44.1		38.5	B

Less: One-time restructuring charge	-		3.8

Net Underwriting & Other
Operating Expenses	$ 44.1		$ 34.7	C

Expense ratio	34.5%		34.5%	B/A
Adjusted Expense ratio (net)	34.5%		31.1%	C/A

Adjusted Expense ratio (net)
on Level Premiums (1stQ-'08)			27.1%	C/D

EMPLOYERS®
America's small business insurance specialist.®

WI
MI
DE

EIG LISTED NYSE

Regional Organization, Pricing Trends in 2009 at 5/1/09
ME
NY
NH
MA
CT
VT
NJ
RI
KY
OH
IN
MO
IA
MN
IL
MIDWEST
KS
NE
SD
ND
NM
TX
OK
MT
WY
CO
UT
ID
AZ
NV
WESTERN
WA
CA
OR
PACIFIC
Corporate Headquarters
Regional Headquarters
MD
PA
VA
WV
NC
TN
AL
AR
LA
GA
MS
DC
SC
FL
SOUTHEAST
 States Licensed, actively writing
States Licensed, not actively writing
+10%
-7.8%
-16.0%
-3.8%
+3.5%
-10.0%
-18.6%
-2.4%
+3.2%
-3.1%
-5.9%
+6.4%
-2.3%
+2.8%
+0.4%
-5.1%
-5.4%
-13.0%
-7.7%
-2.9%
+9.1%
-1.4%
+6.0%
-15.0%
-15.9%
+1.7%
-12.2%
%  Employers Insurance Co of NV (EICN)
%   Employers Comp Ins Company (ECIC)
%  Employers Assurance Co (EAC)
%  Employers Preferred Insurance Co (EPIC)
-0.6%
-1.8%
-18.8%
CA UPDATE:
May 21, 2009 - filed
for a 10.5% increase
in pure premium rates
in CA to be effective
8/15/09
-0.3%
-3.0%